                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21940

                              EIP Investment Trust
               (Exact name of registrant as specified in charter)

                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               Westport, CT 06880
               (Address of principal executive offices) (Zip code)

                                 Linda Longville
                         c/o Energy Income Partners, LLC
                               49 Riverside Avenue
                               Westport, CT 06880
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 203-349-8232

                      Date of fiscal year end: December 31

                    Date of reporting period: March 31, 2011

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

The Schedule(s) of Investments is attached herewith.

EIP GROWTH AND INCOME FUND                                        MARCH 31, 2011

SCHEDULE OF INVESTMENTS (UNAUDITED)

                                                                      FAIR
  PAR VALUE                                                           VALUE
-------------                                                     ------------
CORPORATE NOTES AND BONDS - 15.10%+
                CREDIT - MISCELLANEOUS BUSINESS - 7.41%+
$  3,000,000    General Electric Capital Corp., MTN
                   0.503%, 01/08/16 (a) (b)                       $  2,888,853
                                                                  ------------
                CREDIT - PERSONAL - 7.69%+
   3,000,000    American Express Credit, MTN
                   0.414%, 06/16/11 (a) (b)                          3,000,738
                                                                  ------------
                TOTAL CORPORATE NOTES AND BONDS
                   (Cost $6,002,415)                                 5,889,591
                                                                  ------------

   SHARES
-------------
MASTER LIMITED PARTNERSHIPS - 39.65%+
                CONSUMER CYCLICALS - 1.61%+
       7,700    AmeriGas Partners, LP                                  370,062
       9,935    Global Partners, LP                                    258,310
                                                                  ------------
                                                                       628,372
                                                                  ------------
                ENERGY - 36.87%+
       3,000    Alliance Resource Partners, LP                         244,290
      30,267    Buckeye Partners, LP                                 1,923,165
       7,800    Chesapeake Midstream Partners, LP                      224,874
      15,285    Duncan Energy Partners, LP                             619,043
      10,400    El Paso Pipeline Partners, LP                          376,792
      19,000    Energy Transfer Equity, LP                             855,000
      52,032    Enterprise Products Partners, LP                     2,240,498
      12,779    Holly Energy Partners, LP                              741,182
      12,140    Natural Resource Partners, LP                          425,750
       1,900    Niska Gas Storage Partners, LLC                         41,553
      12,750    NuStar Energy, LP                                      865,598
      34,900    NuStar GP Holdings, LLC                              1,272,105
      11,043    ONEOK Partners, LP                                     909,391
      35,697    Penn Virginia Resource Partners, LP                    988,807
       7,000    Plains All American Pipeline, LP                       446,110
       4,000    Spectra Energy Partners, LP                            131,480
      12,871    Sunoco Logistics Partners, LP                        1,116,945
       8,709    TC Pipelines, LP                                       452,955
      13,900    Transmontaigne Partners, LP                            504,987
                                                                  ------------
                                                                    14,380,525
                                                                  ------------
                INDUSTRIAL - 1.16%+
      11,000    Teekay LNG Partners, LP                                451,000
                                                                  ------------
                UTILITIES - 0.01%+
         100    Suburban Propane Partners, LP                            5,643
                                                                  ------------
                TOTAL MASTER LIMITED PARTNERSHIPS
                   (Cost $9,829,307)                                15,465,540
                                                                  ------------
UNITED STATES COMMON STOCKS - 19.53%+
                ENERGY - 14.23%+
      15,000    El Paso Corp.                                          270,000
      22,686    Enbridge Energy Management, LLC (c)                  1,426,723
       6,900    Enbridge, Inc.                                         424,005
      24,994    Kinder Morgan Management, LLC (c)                    1,639,346
       7,000    Kinder Morgan, Inc. (c)                                207,480
      15,000    ONEOK, Inc.                                          1,003,200
      17,000    Southern Union Co.                                     486,540

                                                                      FAIR
    SHARES                                                            VALUE
-------------                                                     ------------
UNITED STATES COMMON STOCKS (CONTINUED)
                ENERGY (CONTINUED)
       3,000    Williams Companies, Inc.                          $     93,540
                                                                  ------------
                                                                     5,550,834
                                                                  ------------
                FINANCE - 1.78%+
      37,000    MLP & Strategic Equity Fund (d)                        695,230
                                                                  ------------
                UTILITIES - 3.52%+
       3,000    Dominion Resources, Inc.                               134,100
       7,000    Exelon Corp.                                           288,680
       3,000    ITC Holdings Corp.                                     209,700
       2,000    NextEra Energy, Inc.                                   110,240
       6,000    Northeast Utilities                                    207,600
       2,000    Public Service Enterprise Group, Inc.                   63,020
      27,000    Red Electrica Corp. SA, ADR                            307,292
       1,000    Sempra Energy                                           53,500
                                                                  ------------
                                                                     1,374,132
                                                                  ------------
                TOTAL UNITED STATES COMMON STOCKS
                   (Cost $5,621,219)                                 7,620,196
                                                                  ------------
CANADIAN COMMON STOCKS - 8.00%+
                ENERGY - 2.08%+
      30,000    Pembina Pipeline Corp.                                 709,850
       8,000    PHX Energy Services Corp.                              100,423
                                                                  ------------
                                                                       810,273
                                                                  ------------
                FINANCE - 1.19%+
      22,500    Enbridge Income Fund Holdings, Inc.                    462,996
                                                                  ------------
                INDUSTRIAL - 0.67%+
      19,700    Newalta, Inc.                                          262,328
                                                                  ------------
                UTILITIES - 4.06%+
       6,000    Emera, Inc.                                            196,122
      34,258    Keyera Corp.                                         1,389,401
                                                                  ------------
                                                                     1,585,523
                                                                  ------------
                TOTAL CANADIAN COMMON STOCKS
                   (Cost $1,782,600)                                 3,121,120
                                                                  ------------
CANADIAN INCOME TRUSTS - 0.29%+
                UTILITIES - 0.29%+
        4,600   Brookfield Renewable Power Fund                        112,402
                                                                  ------------
                TOTAL CANADIAN INCOME TRUSTS
                   (Cost $97,055)                                      112,402
                                                                  ------------

  PAR VALUE
-------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 70.02%+
                FEDERAL HOME LOAN BANK - 8.76%+
$               Federal Home Loan Bank
   1,000,000    1.625%, 03/20/13 (a)                                 1,015,648
                Federal Home Loan Bank
   2,400,000    0.218%, 09/26/11 (a) (b)                             2,400,694
                                                                  ------------
                                                                     3,416,342
                                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EIP GROWTH AND INCOME FUND                                        MARCH 31, 2011

                                                                      FAIR
  PAR VALUE                                                          VALUE
-------------                                                     ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
                FEDERAL HOME LOAN MORTGAGE - 21.78%+
                Federal Home Loan Mortgage
$  8,490,000    1.625%, 04/26/11 (a)                              $  8,499,195
                                                                  ------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 33.07%+
                Federal National Mortgage Association
  12,900,000    0.168%, 08/11/11 (a) (b)                           12,900,219
                                                                  ------------
                FEDERAL FARM CREDIT BANK - 6.41%+
                Federal Farm Credit Bank
   2,500,000    0.170%, 01/25/12 (b)                                 2,499,925
                                                                  ------------
                TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                   (Cost $27,309,988)                               27,315,681
                                                                  ------------
TOTAL INVESTMENTS - 152.59%+
   (Cost $50,642,584)*                                              59,524,530
                                                                  ------------

  PRINCIPAL
-------------
REVERSE REPURCHASE AGREEMENTS (E) - (72.34)%+
  (2,227,500)   With Credit Suisse for American Express Credit,
                   MTN, 1.00% dated 03/31/11, to be
                   repurchased at $2,227,562 on 04/01/11            (2,227,500)
  (2,200,000)   With Credit Suisse for Federal Home Loan
                   Bank, 0.35% dated 03/31/11 to be
                   repurchased at $2,200,021 on 04/01/11            (2,200,000)
    (950,000)   With Credit Suisse for Federal Home Loan
                   Bank, 0.35% dated 03/31/11, to be
                   repurchased at $950,009 on 04/01/11                (950,000)
  (8,192,850)   With Credit Suisse for Federal Home Loan
                   Mortgage, 0.35% dated 03/31/11, to be
                   repurchased at $8,192,930 on 04/01/11            (8,192,850)
 (12,250,000)   With Credit Suisse for Federal National
                   Mortgage Association, 0.35% dated 03/31/11,
                   to be repurchased at $12,250,119 on 04/01/11    (12,250,000)
  (2,400,000)   With Credit Suisse for General Electric Capital
                   Corp., MTN, 1.00% dated 03/31/11, to be
                   repurchased at $2,400,067 on 04/01/11            (2,400,000)
                                                                  ------------
                TOTAL REVERSE REPURCHASE AGREEMENTS
                  (Cost $(28,220,350))                             (28,220,350)
                                                                  ------------
TOTAL INVESTMENTS AND REVERSE REPURCHASE AGREEMENTS - 80.25%+
   (Cost $22,422,234)                                               31,304,180
OTHER ASSETS IN EXCESS OF LIABILITIES - 19.75%+                   ------------
                                                                     7,704,749
NET ASSETS - 100.00%+                                             ------------
                                                                  $ 39,008,929
                                                                  ============

+ Percentages are calculated based on net assets, inclusive of reverse repurchase agreements.

*    Aggregate cost for federal tax purposes is $51,827,127.

(a) Segregated as collateral for Reverse Repurchase Agreements as of March 31, 2011.

(b) Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2011.

(c)  Non-income producing security.

(d)  Closed-End Fund

(e) A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

ADR  American Depositary Receipt

MTN  Medium Term Note

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

The amount of $175,475 in cash was segregated with the broker, Credit Suisse, to cover margin requirements for the following open futures contracts as of March 31, 2011:

SHORT FUTURES             NUMBER OF    NOTIONAL     UNREALIZED
OUTSTANDING               CONTRACTS    AMOUNT**    DEPRECIATION
-----------------------   ---------   ----------   ------------
Canadian Dollar (06/11)      68       $7,008,080     ($27,737)

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction.

The amount of $3,581,954 in cash was segregated with the custodian to cover the following total return swaps outstanding at March 31, 2011:

                                                                 UNREALIZED
LONG TOTAL RETURN                     EXPIRATION   NOTIONAL     APPRECIATION
EQUITY SWAPS              PAY RATE       DATE       AMOUNT     (DEPRECIATION)
----------------------  ------------  ----------  -----------  --------------
Inter Pipeline          1 month
Fund ***                Libor + 40
                        basis points   9/13/11    $ 1,091,598     $173,583
Mullen Group, Ltd.***   1 month
                        Libor + 40
                        basis points   9/13/11        335,938       20,095
Phoenix Technology      1 month
Income Fund ***         Libor + 116
                        basis points   9/13/11        351,174      (11,381)
El Paso Pipeline,       1 month
LP ***                  Libor + 90
                        basis points   12/24/13       891,750       13,772
Kinder Morgan           1 month
Management, LLC ***     Libor + 50
                        basis points   12/24/13     1,298,412       42,097
Magellan Midstream      1 month
Partners ***            Libor + 92
                        basis points   12/24/13     2,381,764       53,921
ONEOK, Inc. ***         1 month
                        Libor + 50
                        basis points   12/24/13       377,169        3,984
Plains All American     1 month
Pipeline, LP ***        Libor + 50
                        basis points   12/24/13       621,747       15,801
Williams Pipeline       1 month
Partners, LP ***        Libor + 100
                        basis points   12/24/13       965,064       16,796
Dominion Resources,     1 month
Inc. ***                Libor + 35
                        basis points   1/21/14        289,185        1,327
Enbridge, Inc. ***      1 month
                        Libor + 41
                        basis points   1/21/14      1,016,940       27,561
Exxon Mobile Corp. ***  1 month
                        Libor + 35
                        basis points   1/21/14        662,720       10,232
ITC Holdings Corp. ***  1 month
                        Libor + 35
                        basis points   1/21/14        675,900       23,010
Nextera Energy,         1 month
Inc. ***                Libor + 35
                        basis points   1/21/14        612,864       15,422
Nisource Inc. ***       1 month
                        Libor + 35
                        basis points   1/21/14        225,840        4,290
Public Service          1 month
Enterprise Group,       Libor + 35
Inc. ***                basis points   1/21/14        553,680       19,591
Sempra Energy ***       1 month
                        Libor + 35
                        basis points   1/21/14        407,394       13,596
Southern Co. ***        1 month
                        Libor + 35
                        basis points   1/21/14        370,458        6,782
Spectra Energy          1 month
Corp. ***               Libor + 35
                        basis points   1/21/14        512,801       11,705
TransCanada             1 month
Corp. ***               Libor + 35
                        basis points   1/21/14        733,608       19,960
UGI Corp. ***           1 month
                        Libor + 35
                        basis points   1/21/14      1,152,390       37,542
Williams Companies,     1 month
Inc. ***                Libor + 35
                        basis points   1/21/14        805,650       20,684
                                                  -----------     --------
                                                  $16,334,046     $540,370
                                                  ===========     ========

SHORT TOTAL RETURN                    EXPIRATION    NOTIONAL     UNREALIZED
EQUITY SWAPS             PAY RATE        DATE       AMOUNT**    DEPRECIATION
----------------------  ------------  ----------  -----------  -------------
Copano Energy, LLC***   Libor - 300
                        basis points   10/17/11     $490,200     ($44,399)
Markwest Energy         1 month
Partners, LP***         Libor - 275
                        basis points   10/17/11      217,450      (25,141)
                                                    --------     --------
                                                    $707,650     ($69,540)
                                                    ========     ========

** The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction.

***  Credit Suisse is the counterparty to the above total return swaps.

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

EIP Growth and Income Fund

Notes to Schedule of Investments (unaudited)                      March 31, 2011

(1) SECURITY VALUATION: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") Global Market are valued, except as indicated below, at the last sale price or the NASDAQ official closing price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean between the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services. As a result, the net asset value ("NAV") of the EIP Growth and Income Fund's (the "Fund") shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange ("NYSE") is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter ("OTC") market, but excluding securities trading on the NASDAQ Global Market, are valued at the closing bid prices, if held long, or at the closing asked prices, if held short. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the "Board") in a manner that most fairly reflects fair market value of the security on the valuation date as described below.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations the Board (or Energy Income Partners, LLC (the "Manager"), acting at the Board's direction) will estimate the value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust's Board, and in accordance with the provisions of the Investment Company Act of 1940, as amended, (the "1940 Act"). At March 31, 2011, there were no fair valued securities.

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund's pricing service.

FAIR VALUE MEASUREMENT: The inputs and valuation techniques used to measure fair value of the Fund's net assets are summarized into three levels as described in the hierarchy below:

     - Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

EIP Growth and Income Fund

Notes to Schedule of Investments (unaudited) - continued          March 31, 2011

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the values of each investment in each level as of March 31, 2011 is as follows:

                                                                               LEVEL 2         LEVEL 3
                                             TOTAL FAIR        LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                              VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                              03/31/11         PRICES          INPUTS          INPUTS
                                            -------------   -------------   -------------   ------------
ASSETS
Corporate Notes and Bonds                   $  5,889,591    $         --    $  5,889,591        $--
Master Limited Partnerships*                  15,465,540      15,465,540              --         --
United States Common Stocks*                   7,620,196       7,620,196              --         --
Canadian Income Trusts and Common Stocks*      3,233,522       3,233,522              --         --
U.S. Government and Agency Obligations        27,315,681              --      27,315,681         --
Derivatives
   Equity Contracts                              551,751              --         551,751         --
                                            ------------    ------------    ------------        ---
Total                                        (60,076,281)    (26,319,258)    (33,757,023)        --
                                            ------------    ------------    ------------        ---

LIABILITIES
Derivatives
   Equity Contracts                               80,921              --          80,921         --
   Foreign Exchange Futures Contracts            (27,737)        (27,737)             --         --
                                            ------------    ------------    ------------        ---
Total                                       $   (108,658)   $    (27,737)   $    (80,921)       $--
                                            ------------    ------------    ------------        ---

*    See Schedule of Investments detail for industry breakout.

The Fund did not have any transfers in and out of Level 1 and Level 2 during the period.

The Fund held no securities or financial instruments during the first three months of 2011 which measured their fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The fair value of the Fund's reverse repurchase agreements, which qualify as financial instruments under FASB Accounting Standards Codification ("ASC") 820 "Disclosures about Fair Values of Financial Instruments", approximates the carrying amounts presented in the Schedule of Investments.

(2) MLP COMMON UNITS: Master Limited Partnership ("MLP") common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

(3) REVERSE REPURCHASE AGREEMENTS: One method by which the Fund currently incurs leverage is through the use of reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase such securities on demand or on a specified future date and at a specified price, including an interest payment. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold and also have the opportunity to earn a return on the securities furnished by the counterparty. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or

EIP Growth and Income Fund

Notes to Schedule of Investments (unaudited) - continued          March 31, 2011

receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. The Fund will segregate on its books assets in an amount at least equal to its obligations, marked to market daily, under any reverse repurchase agreement or take other permissible actions to cover its obligations. The use of leverage involves risks of increased volatility of the Fund's investment portfolio, among others. In certain cases, the Fund may be required to sell securities with a value significantly in excess of the cash received by the Fund from the buyer. In certain reverse repurchase agreements, the buyer may require excess cover of the Fund's obligation. If the buyer files for bankruptcy or becomes insolvent, the Fund may lose the value of the securities in excess of the cash received.

Maximum amount outstanding during the period           $ 28,220,350
Average amount outstanding during the period*          $ 27,956,461
Average shares outstanding during the period              2,914,096
Average debt per share outstanding during the period   $       9.59

* The average amount outstanding during the period was calculated by adding the cash received under reverse repurchase agreements at the end of each day and dividing the sum by the number of days in the three months ended March 31, 2011.

The reverse repurchase agreements are executed daily based on the previous day's terms. The accrued interest and maturity amounts are payable at the time the reverse repurchase agreement is not renewed or the terms of the agreement are renegotiated. Interest rates ranged from 0.35% to 1.00%, during the three months ended March 31, 2011, on cash received under reverse repurchase agreements.

(4) DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES: The following is a table summarizing the fair value of derivatives held at March 31, 2011 by primary risk exposure:

                                     ASSET DERIVATIVES   LIABILITY DERIVATIVES
                                     -----------------   ---------------------
Derivatives not accounted for
as hedging instruments                  Fair Value            Fair Value
                                     -----------------   ---------------------
Foreign Exchange Futures Contracts       $     --             $ 27,737
Equity Contracts                          551,751               80,921
                                         --------             --------
Total                                    $551,751             $108,658
                                         ========             ========

FUTURES CONTRACTS: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund's maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the three months ended March 31, 2011, the Fund held no futures contracts where the underlying currency is long. The Fund's maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the three months ended March 31, 2011, the Fund's average volume of futures activity was $6,868,780 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening of the transaction.

EIP Growth and Income Fund

Notes to Schedule of Investments (unaudited) - continued          March 31, 2011

SWAP AGREEMENTS: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The Fund's maximum equity price risk to meet its future payments under long swap agreements outstanding as of March 31, 2011 is equal to the total notional amount as shown on the Schedule of Investments. The Fund's maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the three months ended March 31, 2011, the average volume of long Total Return Equity Swaps was $16,744,920 based on the quarterly notional amount. The average volume of short Total Return Equity Swaps for the three months ended March 31, 2011, was $698,613 based on the quarterly notional amount. The notional amount represents the U.S. value of the contracts as of the day of the opening transaction.

(5) As of March 31, 2011, the aggregate gross unrealized appreciation and depreciation for all securities in which there was an excess of value over tax cost was $7,822,577 and $125,174, respectively.

(6) For more information on significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) EIP Investment Trust


By (Signature and Title)* /s/ James Murchie
                          ------------------------------------------------------
                          James Murchie, President
                          (principal executive officer)

Date 5/25/11


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James Murchie
                          ------------------------------------------------------
                          James Murchie, President
                          (principal executive officer)

Date 5/25/11



By (Signature and Title)* /s/ Linda Longville
                          ------------------------------------------------------
                          Linda Longville, Treasurer and Principal Financial and Accounting Officer
                          (principal financial officer)

Date 5/25/11


* Print the name and title of each signing officer under his or her signature.